Exhibit 99.1

                                                       NORDSON CORPORATION
                                                       28601 Clemens Road
                                                       Westlake, Ohio 44145-1119

           NORDSON CORPORATION ANNOUNCES RECORD THIRD QUARTER RESULTS

     o    Worldwide Sales Increase 12 Percent to $226 Million

     o    Earnings Per Share Increase 44 Percent to a Record $.72

     o Advanced Technology Systems Segment Continues Strong Performance with 25 Percent Sales Volume Growth

     o    Sales Volume Grows in All Geographic Markets - 26 Percent in Asia
          Pacific

WESTLAKE, Ohio - August 23, 2006 - Nordson Corporation (Nasdaq:NDSN) today announced record sales, earnings and earnings per share for the third quarter, which ended July 31, 2006. Worldwide sales for the quarter reached a record $226 million, a 12.1 percent increase over the same period last year. Volume gains of
11.8 percent were aided by favorable currency effects of 0.3 percent.

Third quarter sales volume for the Advanced Technology Systems segment was up 25 percent. Volume was up 8 percent in the Adhesive Dispensing and Nonwoven Fiber Systems segment and up 7 percent in the Finishing and Coating Systems segment.

On a geographic basis, third quarter sales volume was up in all areas, with the Asia Pacific region's volume increasing 26 percent. Volume was up 11 percent in the United States, 10 percent in Europe, 8 percent in the Americas and 3 percent in Japan.

On a diluted basis, earnings per share for the quarter were $.72, compared to $.50 for the same period of 2005 - a 44 percent increase. Included in third quarter operating expenses was a charge of approximately $850,000, or $.02 per share, related to the adoption in the first quarter of new accounting guidelines for expensing stock options. In addition, charges related to the restructuring of the Finishing and Coating Systems segment amounted to approximately $200,000, while restructuring charges for the UV Curing and Drying Systems business totaled approximately $350,000, for a combined $.01 per share. Third quarter results also included a charge of approximately $2.8 million for estimated remediation costs associated with an environmental claim at a New Richmond, WI, municipal landfill. Also in the third quarter, Nordson recorded a $3.1 million federal tax refund, which resulted in the reduction of our effective tax rate to
23.7 percent, compared to the 33.6 percent for the previous two quarters.

                                    --more--

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Nordson Corporation - August 23, 2006 page 2 of 3

Backlog at the end of the third quarter was approximately $95 million, up more than $15 million since the beginning of the fiscal year, calculated at constant exchange rates.

For the first three quarters of 2006 sales were $655 million, a 9 percent increase over the same period of the prior year. Sales volume increased 12 percent with unfavorable currency effects accounting for the balance. Earnings per share on a diluted basis were $1.84 compared with $1.36 for the same period last year.

"Nordson had another strong quarter, with 12 percent growth in sales volume coming from solid growth across all of our segments and geographies," said Edward P. Campbell, chairman and chief executive officer. "I am particularly pleased with the continued strong performance in our Advanced Technology segment, which had 25 percent sales volume growth. Although we continue to post orders that compare positively to last year, we have seen a deceleration of order growth. This trend, coupled with a particularly strong fourth quarter of 2005, yields an outlook for relatively flat sales for the fourth quarter as compared to the prior year."

Nordson will broadcast its third quarter conference call on the investor relations page of its Web site, www.nordson.com, on Thursday, August 24, 2006 at 8:30 a.m. EDT. For persons unable to listen to the live broadcast, a replay will be available for 14 days after the event. Information about Nordson's investor relations and shareholder services is available from Barbara Price, manager of shareholder relations, by calling (440) 414-5344.

Except for historical information and comparisons contained herein, statements included in this release may constitute "forward-looking statements," as defined by The Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors, as discussed in the company's filings with the Securities and Exchange Commission that could cause actual results to differ.

A summary of sales, income and earnings is presented in the attached tables.

                                    --more--

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Nordson Corporation - August 23, 2006 page 3 of 3

Nordson Corporation is one of the world's leading producers of precision dispensing equipment that applies adhesives, sealants and coatings to a broad range of consumer and industrial products during manufacturing operations. The company also manufactures technology-based systems for curing and surface treatment processes. Headquartered in Westlake, Ohio, Nordson has more than 3,600 employees worldwide, and direct operations and sales support offices in 30 countries.

                                      # # #

Contact:        Derrick Johnson, Director, Corporate Communications
Phone:          (440) 414-5639
E-mail:         djohnson@nordson.com

Nordson Corporation - August 23, 2006 page 4 of 4

THIRD QUARTER PERIOD
Period Ending July 31, 2006
(Unaudited)

                               NORDSON CORPORATION
                               -------------------
                              FINANCIAL HIGHLIGHTS
               (Dollars in thousands except for per-share amounts)

                                               Third Quarter                        Year-to-Date
                                      --------------------------------    --------------------------------
CONSOLIDATED STATEMENT OF INCOME           2006              2005              2006              2005
---------------------------------     --------------    --------------    --------------    --------------
Net sales                             $      225,965    $      201,570    $      655,247    $      599,359
Cost of sales                                 98,338            87,748           284,197           263,441
Selling & administrative expenses             93,609            85,874           272,794           256,042
                                      --------------    --------------    --------------    --------------

Operating profit                              34,018            27,948            98,256            79,876

Interest expense - net                        (1,763)           (2,787)           (8,048)           (8,769)
Other income (expense) - net                     280               (50)             (412)            1,180
                                      --------------    --------------    --------------    --------------

Income before income taxes                    32,535            25,111            89,796            72,287
Income taxes                                   7,721             6,520            26,984            21,852
                                      --------------    --------------    --------------    --------------
Net income                            $       24,814    $       18,591    $       62,812    $       50,435
                                      ==============    ==============    ==============    ==============

Return on sales                                   11%                9%               10%                8%
Return on average shareholders'
 equity                                           25%               17%               23%               16%

Average common shares outstanding
 (000's)                                      33,597            36,208            33,337            36,251
Average common shares and
 common share equivalents (000's)             34,460            36,843            34,215            37,063

Per share:

Basic earnings                        $          .74    $          .51    $         1.88    $         1.39
Diluted earnings                      $          .72    $          .50    $         1.84    $         1.36

Dividends paid                        $          .17    $          .16    $          .50    $          .48

Nordson Corporation - August 23, 2006 page 5 of 5

THIRD QUARTER PERIOD
Period Ending July 31, 2006
(Unaudited)

                               NORDSON CORPORATION
                               -------------------
                              FINANCIAL HIGHLIGHTS
               (Dollars in thousands except for per-share amounts)


                                                   July 31,        October 30,
CONSOLIDATED BALANCE SHEET                           2006             2005
-------------------------------------------     --------------   --------------
Cash and marketable securities                  $       20,086   $       11,484
Receivables                                            179,615          181,660
Inventories                                             88,591           81,868
Other current assets                                    36,589           36,704
                                                --------------   --------------
  Total current assets                                 324,881          311,716

Property, plant & equipment - net                      108,382          110,531
Other assets                                           365,963          366,279
                                                --------------   --------------
                                                $      799,226   $      788,526
                                                ==============   ==============

Notes payable and debt due within one year      $       23,204   $       72,079
Accounts payable and accrued liabilities               155,900          177,995
                                                --------------   --------------
  Total current liabilities                            179,104          250,074

Long-term debt                                          97,130          101,420
Other liabilities                                      112,993          106,120
Total shareholders' equity                             409,999          330,912
                                                --------------   --------------
                                                $      799,226   $      788,526
                                                ==============   ==============

Other information:

Employees                                                3,643            3,653

Common shares outstanding (000's)                       33,665           32,911

Nordson Corporation - August 23, 2006 page 6 of 6

THIRD QUARTER PERIOD
Period Ending July 31, 2006
(Unaudited)

                               NORDSON CORPORATION
                               -------------------
                              FINANCIAL HIGHLIGHTS
                             (Dollars in thousands)

                                                           Third Quarter                   % Growth over 2005
                                                     -------------------------   ---------------------------------------
SALES BY BUSINESS SEGMENT                               2006          2005         Volume       Currency        Total
--------------------------------------------------   -----------   -----------   -----------   -----------   -----------
Adhesive dispensing &  nonwoven fiber systems        $   128,395   $   119,093           7.6%          0.2%          7.8%
Finishing & coating systems                               34,450        32,167           7.0%          0.1%          7.1%
Advanced technology systems                               63,120        50,310          25.1%          0.4%         25.5%
                                                     -----------   -----------
Total sales by business segment                      $   225,965   $   201,570          11.8%          0.3%         12.1%
                                                     ===========   ===========   ===========   ===========   ===========

                                                           Third Quarter
                                                     -------------------------
OPERATING PROFIT BY BUSINESS SEGMENT                    2006          2005
--------------------------------------------------   -----------   -----------
Adhesive dispensing & nonwoven fiber systems         $    24,494   $    22,439
Finishing & coating systems                                2,723          (411)
Advanced technology systems                               14,944        10,948
Corporate                                                 (8,143)       (5,028)
                                                     -----------   -----------
Total operating profit by business segment           $    34,018   $    27,948
                                                     ===========   ===========

                                                           Third Quarter                   % Growth over 2005
                                                     -------------------------   ---------------------------------------
SALES BY GEOGRAPHIC REGION                              2006          2005         Volume       Currency        Total
--------------------------------------------------   -----------   -----------   -----------   -----------   -----------
United States                                        $    73,263   $    66,236          10.6%          0.0%         10.6%
Americas                                                  15,758        14,156           8.0%          3.3%         11.3%
Europe                                                    80,384        72,086          10.4%          1.1%         11.5%
Japan                                                     20,050        20,369           3.2%         -4.8%         -1.6%
Asia Pacific                                              36,510        28,723          26.4%          0.7%         27.1%
                                                     -----------   -----------
Total Sales by Geographic Region                     $   225,965   $   201,570          11.8%          0.3%         12.1%
                                                     ===========   ===========   ===========   ===========   ===========

                                                           Third Quarter
                                                     -------------------------
SELECTED SUPPLEMENTAL INFORMATION                       2006          2005
--------------------------------------------------   -----------   -----------
Depreciation and amortization                        $     6,212   $     6,335
Capital expenditures                                 $     2,861   $     2,387
Dividends paid                                       $     5,720   $     5,795

Nordson Corporation - August 23, 2006 page 7 of 7

THIRD QUARTER PERIOD
Period Ending July 31, 2006
(Unaudited)

                               NORDSON CORPORATION
                               -------------------
                              FINANCIAL HIGHLIGHTS
                             (Dollars in thousands)

                                                           Year-to-Date                    % Growth over 2005
                                                     -------------------------   ---------------------------------------
SALES BY BUSINESS SEGMENT                               2006          2005         Volume       Currency        Total
--------------------------------------------------   -----------   -----------   -----------   -----------   -----------
Adhesive dispensing & nonwoven fiber systems         $   375,455   $   359,988           7.3%         -3.0%          4.3%
Finishing & coating systems                              102,547        99,691           4.7%         -1.8%          2.9%
Advanced technology systems                              177,245       139,680          27.7%         -0.8%         26.9%
                                                     -----------   -----------
Total sales by business segment                      $   655,247   $   599,359          11.6%         -2.3%          9.3%
                                                     ===========   ===========   ===========   ===========   ===========

                                                           Year-to-Date
                                                     -------------------------
OPERATING PROFIT BY BUSINESS SEGMENT                    2006          2005
--------------------------------------------------   -----------   -----------
Adhesive dispensing & nonwoven fiber systems         $    71,842   $    64,956
Finishing & coating systems                                2,479           572
Advanced technology systems                               43,337        27,271
Corporate                                                (19,402)      (12,923)
                                                     -----------   -----------
Total operating profit by business segment           $    98,256   $    79,876
                                                     ===========   ===========

                                                           Year-to-Date                    % Growth over 2005
                                                     -------------------------   ---------------------------------------
SALES BY GEOGRAPHIC REGION                              2006          2005         Volume       Currency        Total
------------------------------------------------     -----------   -----------   -----------   -----------   -----------
United States                                        $   213,786   $   198,172           7.9%          0.0%          7.9%
Americas                                                  49,264        42,340          13.3%          3.1%         16.4%
Europe                                                   230,352       219,488           9.6%         -4.7%          4.9%
Japan                                                     60,157        62,133           4.9%         -8.1%         -3.2%
Asia Pacific                                             101,688        77,226          31.1%          0.6%         31.7%
                                                     -----------   -----------
Total Sales by Geographic Region                     $   655,247   $   599,359          11.6%         -2.3%           9.3%
                                                     ===========   ===========   ===========   ===========   ===========

                                                           Year-to-Date
                                                     -------------------------
SELECTED SUPPLEMENTAL INFORMATION                       2006          2005
--------------------------------------------------   -----------   -----------
Depreciation and amortization                        $    18,506   $    19,117
Capital expenditures                                 $     9,815   $    10,718
Dividends paid                                       $    16,683   $    17,409